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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                  July 31, 2003
                 -----------------------------------------------
                Date of report (Date of earliest event reported)


                                 CIMA LABS INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                         0-24424                 41-1569769
--------------------------      ------------------------    --------------------
 (State of Incorporation)       (Commission File Number)     (I.R.S. Employer
                                                             Identification No.)

           10000 Valley View Road
           Eden Prairie, Minnesota                              55344-9361
    ----------------------------------------                --------------------
    (Address of Principal Executive Offices)                    (Zip Code)


                                 (952) 947-8700
                         -------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.

         Exhibit             Description

           99                Press Release dated July 31, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 31, 2003, CIMA LABS INC. (the "Company") issued a press release announcing the Company's financial results for the quarter ended June 30, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 31, 2003

                                         CIMA LABS INC.


                                         By   /s/ James C. Hawley
                                              ----------------------------------
                                              James C. Hawley
                                              Vice President, Chief
                                              Financial Officer and Secretary




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                                INDEX TO EXHIBITS


Exhibit No.    Description                                      Method of Filing
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
   99          Press Release dated July 31, 2003.                Filed herewith